HSBC Funds

Supplement Dated August 3, 2012
to the HSBC RMB Fixed Income Fund
Statement of Additional Information
Dated April 30, 2012, as Supplemented to Date
(the “SAI”)

Effective immediately, the SAI of the HSBC RMB Fixed Income Fund is revised as described below:

The second and the third paragraphs appearing in the section entitled “Investment Techniques – Banking Industry and Savings and Loan Industry Obligations” on page 7 of the SAI are deleted and replaced with the following:

Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits maturing in more than seven days and subject to withdrawal penalties will be subject to the Fund’s restriction on investments in illiquid securities.

The Fund will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks and foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE